INCOME TAX - Schedule of components of Companys net deferred tax assets (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax asset
Organizational costs/Startup expenses	$ 322,963	$ 50,401
Net operating loss carryforward	28,689	1,046
Total deferred tax assets	351,652	51,447
Valuation allowance	$ (351,652)	$ (51,447)